exhibit 10.21
PREFERRED FLEET MORTGAGE
Dated December 28, 2005
-By-
RIGDON MARINE CORPORATION, as Sole Owner
815 Walker Street, Suite 750
Houston, Texas 77002
-In Favor of-
BOURBON CAPITAL U. S. A., INC., as Mortgagee
1007 Orange Street, Nemours Building, Suite 1414
Wilmington, Delaware, 19801
-Covering the Vessels-
(Described on the Schedule attached as Exhibit “A” hereto)
Interest in the Vessels Owned by Owner: 100%
Interest in the Vessels Mortgaged: 100%
Maximum Amount Secured: $90,000,000.00
(excluding interest, expenses and fees)
PREFERRED FLEET MORTGAGE

     THIS PREFERRED FLEET MORTGAGE is executed on December 28, 2005 by RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 750, Houston, Texas, 77002, in favor of BOURBON CAPITAL U. S. A., INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
     Owner is the sole owner of the whole of the following Vessels, each of which is a documented vessel of the United States, whose records are maintained at the United States Coast Guard, National Vessel Documentation Center, Falling Waters, West Virginia.

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS

(See Schedule of Vessels attached hereto as Exhibit “A”)
(hereinafter collectively the “Vessels”, or individually the “Vessel”).
     Owner is or may become justly indebted to Mortgagee: (a) under that certain Loan Agreement dated December 28, 2005 pursuant to which Mortgagee has opened a term loan facility in favor of Owner (the “Loan Agreement”) and under a series of promissory notes and other instruments related thereto (collectively, the “Notes”), (b) under this Mortgage and under any other mortgage or security agreement granted by Owner to secure the obligations, liabilities and indebtedness of Owner under the Loan Agreement and the Notes, and (c) under any extensions or renewals of, amendments to and replacements for, any of the foregoing.
     Owner has agreed to provide security for any and all present or future obligations, liabilities and indebtedness of Owner to Mortgagee under the Loan Agreement, the Notes and the other Loan Documents (as defined in the Loan Agreement), whether direct or indirect, absolute or contingent, presently existing or hereafter arising, and whether or not pursuant to commitment, pursuant to the terms of this instrument.
     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the prompt and punctual payment, performance and satisfaction of all obligations, liabilities, or indebtedness of Owner to Mortgagee of every nature and description, whether direct or indirect, whether now existing or hereafter arising, whether absolute or contingent, and whether liquidated or unliquidated, which arise under or are in any way connected with the Loan Documents, including, without limitation, all obligations, liabilities, or indebtedness of Owner to Mortgagee (a) under the Loan Agreement, (b) under the Notes, (c) under this Mortgage and under any other mortgage or security agreement granted by Owner to secure the obligations, liabilities and indebtedness of Owner under the Loan Agreement and the Notes, and (d) under any and all amendments to or replacements of any of the foregoing, and/or renewals, extensions and refinancings thereof, in principal, interest, premiums and other fees and charges, together with all attorneys’ fees, premiums of insurance, taxes, assessments, expenses and costs (all of the foregoing, hereinafter, collectively, the “Secured Obligations”), Owner mortgages to Mortgagee, its successors and assigns, subject in all respects to the Senior Mortgage on the terms set out below, the whole of the Vessels described above, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all additional inventory and equipment related thereto, whether now owned or hereafter acquired by Owner, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made by Owner or on Owner’s behalf to said Vessels, or any of them, or any part thereof, and all products and proceeds of all of the foregoing.
     PROVIDED ALWAYS, that if Owner shall pay or cause to be paid the indebtedness arising hereunder and under the Secured Obligations, and Owner shall duly perform all the covenants, terms, and conditions of this Mortgage and the Secured Obligations, express or implied, then this Mortgage and the estate and rights hereunder shall cease, determine, and be void, otherwise to remain in full force and effect; subject, however, to the provisions hereinafter contained.
     The maximum amount of direct or contingent obligations that is or may become secured by this Mortgage is $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing payment of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered this Mortgage this date in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. Unless otherwise stated herein, or on a Schedule attached hereto, the discharge amount of this Mortgage is the same as the total amount. The interest of the Owner in the Vessels is 100%, and the interest in the Vessels mortgaged hereby by Owner to Mortgagee is 100%.
1.00 TERMS AND CONDITIONS:
1.01 Recordation. Owner will cause this Mortgage to be duly recorded at its own expense, and will comply with all of the provisions of applicable laws and regulations of the United States of America, as amended, in order to establish and maintain this Mortgage as a “preferred mortgage” on the Vessels and upon all renewals, replacements and improvements made by or for the benefit of Owner to the Vessels for the amounts secured hereby. The description of the Vessels, including the data required by law to entitle this Mortgage to preferred status under Chapter 313 of Title 46 of the United States Code, is true and accurate. Owner will execute and record from time to time, at its own expense, such additional instruments as may be necessary or appropriate so that this Mortgage will remain a valid lien on the Vessels, all improvements thereto, and substitute parts incorporated therein, by or for the benefit of the Owner.
1.02 Restrictions on Sale, etc. Owner will not sell, mortgage, demise or bareboat charter (other than a charter to Affiliates of Owner) or otherwise transfer the Vessels without the prior written consent of Mortgagee. Any consent by Mortgagee to any one sale, mortgage, demise or bareboat charter, or transfer of any Vessel shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise or bareboat charter or transfer. Owner may from time to time enter into time charters of the Vessels in the ordinary course of business without the prior consent of Mortgagee (provided that the term of any such charter, including options, does not exceed three years). Time charters specifying a longer term may not be entered into without Mortgagee’s prior written consent. All charters (whether bareboat, time or otherwise) permitted under this paragraph, with a term, including options, in excess of one (1) year, shall contain a clause placing the charterer on notice of this Mortgage and setting forth the agreement of charterer that any claim and any rights in and to any of the Vessels that the charterer may have against the Owner or the Vessels arising under or as a result of such charter shall be subordinate to the lien of this Mortgage. Owner warrants that, as of the date of this Mortgage, Owner is not in default (and no event has occurred that, with the passage of time and the failure of Owner to cure, would constitute a default) under any existing charter that might give rise to a Lien (as defined below) against any Vessel. In no event will Owner operate any Vessel beyond any navigational limits imposed in any policy of insurance covering such Vessel.
1.03 No Other Liens. Neither Owner, any charterer, any operator, the masters of the Vessels, nor any other Person has any right, power or authority to create, incur or permit to be placed upon the Vessels or other property subject to this Mortgage any lien, mortgage, security interest, charge, claim or encumbrance whatsoever (collectively, “Liens”), other than (a) the first preferred mortgage lien granted by Owner in favor of DVB Bank NV(the “Bank”), (b) this Mortgage or other Liens in favor of

Mortgagee, (c) liens for salvage, (d) inchoate liens for current crew’s wages, (e) liens covered by valid policies of insurance held by or otherwise in favor of Owner and Mortgagee and meeting or exceeding the minimum limits specified in Paragraph 2.05 below, (f) inchoate liens not covered by insurance, incurred in the ordinary course of business and not more than thirty (30) days past due, and (g) such other Liens as may be incurred with the prior written consent of Mortgagee (collectively, “Permitted Liens”). Any Liens to which the Vessels, or any of them, are currently subject (other than Permitted Liens) are disclosed as follows (if blank then none):
1.04 Notice of Mortgage. Owner will cause to be placed and kept prominently displayed in a conspicuous place on each Vessel a notice as follows:
NOTICE OF MORTGAGE
This Vessel is covered by a Preferred Fleet Mortgage to Bourbon Capital U. S. A., Inc. under authority of Chapter 313 of Title 46 of the United States Code, as amended, to secure payment to the Mortgagee of certain indebtedness. A certified copy of the Mortgage is on board the Vessel and is on file at the office of the Owner, where it may be examined, upon demand, by any person having business with the Vessel. Under the terms of this Mortgage, neither the Owner, any operator, any charterer, any cargo owner, any subcharterer, nor the master of this Vessel has the right, power or authority to create, incur or permit to exist on this Vessel any lien or encumbrance whatsoever except liens for current crew’s wages and salvage, and the lien of said Mortgage.
Owner will promptly cause a counterpart of this Mortgage, certified by the United States Coast Guard, to be kept on board each Vessel subject hereto, if required by Chapter 313 of Title 46 of the United States Code, and in the office of Owner, available for inspection, and will exhibit the same and the ships’ papers upon demand to any Person having business with the Vessels. Owner will take such other appropriate steps from time to time as will give notice to the world that Owner’s right, title and interest in and to the Vessels is subject to this Mortgage, and that, except for this Mortgage, Owner has no right, power or authority to suffer or permit any liens or claims against the Vessels.
2.00 WARRANTIES; AGREEMENTS: Owner represents, warrants and agrees that:
2.01 Organization; Citizenship; Continuity. Owner was and is now a corporation duly organized and existing in good standing under the laws of the State of Delaware. Owner will not reorganize or reincorporate in any other jurisdiction, merge with or into any other entity or otherwise change the jurisdiction of its organization without the prior written consent of Mortgagee. Owner is now, and during the life of this Mortgage shall remain, a citizen of the United States as defined in Section 2 of the Shipping Act of 1916, as amended. Owner will not permit the sale or transfer of any shares of its capital stock to any Person or Persons if such sale would impair the Owner’s status as a citizen of the United States, eligible to operate vessels in the coastwise trade of the United States. Owner will not: (a) enter into any merger or consolidation with, or sell or transfer all, substantially all or any substantial portion of its assets to, any other Person without the prior written consent of Mortgagee, (b) dissolve, liquidate or cease or suspend the conduct of business, or cease to maintain its existence, or (c) enter into or suffer any transaction or series of transactions as a result of which Owner is directly or indirectly controlled by Persons who are not Affiliates of Owner as of the date of this Mortgage.
2.02 No Conflicts; Due Authorization. The execution, delivery, and performance of this Mortgage by Owner does not and will not violate or conflict with the certificate of incorporation or by-laws of Owner, or any law, rule, or regulation or any judgment, order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and does not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the revenues or assets of Owner pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Owner, or any of its property, is bound. Owner is duly authorized to mortgage the property conveyed hereby, and has taken all action necessary and required by law for the execution and delivery of this Mortgage, and the instruments evidencing the Secured Obligations. The Secured Obligations and this Mortgage are and will be the valid and enforceable undertakings of Owner in accordance with their terms.
2.03 Ownership; Defense of Claims. Owner owns and possesses the Vessels free from any Lien or other encumbrance whatsoever, other than a Permitted Lien. Owner will warrant and defend title of the Vessels and possession thereof for the benefit of Mortgagee against the claims and demands of all Persons whatsoever.
2.04 Vessel Documentation; Registry or Flag. The Vessels are and shall remain documented under the laws of the United States, eligible to engage in the coastwise trade. Owner will promptly and properly renew the Vessels’ documentation with the United States Coast Guard as required and will not allow the Vessels to be used for any purpose other than that for which they are documented. Owner will not change the registry or flag of any Vessel without the prior written consent of Mortgagee. Any written consent of Mortgagee to any one change of registry or flag shall not be construed to be a waiver of this provision with respect to any subsequent change of registry or flag.
2.05 Insurance on Vessels. Owner will cause to be carried and maintained on each Vessel at no cost to Mortgagee at all times during the existence of this Mortgage, (1) full form hull and machinery insurance providing the broadest commercial coverage available, and including a liner negligence provision, with a stipulated agreed value in an amount not less than the fair market value of the Vessel (but in no event and at no time shall the aggregate hull insurance on the Vessels be in an amount less than the outstanding balance of the Secured Obligations), (2) protection and indemnity insurance, on form SP-23 or equivalent, including, without limitation, coverage for the crew of the Vessel (if the Vessel is manned), tankerman’s liability (if the Vessel is a tank vessel), cargo legal liability, collision, contractual liability and wreck removal with limits per occurrence of not less than $1,000,000.00, (3) tower’s liability coverage if the Vessel performs towage, with limits per occurrence of not less than $1,000,000.00, (4) pollution liability and clean-up insurance, with limits per occurrence of no less than the limits of liability under the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq. and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601, et seq., as each is amended from time to time, (5) excess risks, including excess protection and indemnity, excess collision, excess pollution and excess tower’s liability (if applicable) insurance, in one or more layers, with aggregate limits of not less than $50,000,000.00 excess of primary, and (6) such additional insurance or limits as may be required by Mortgagee. Owner will provide Mortgagee with an original certificate which evidences the coverage as required herein. Policy deductibles, if any, shall not exceed that which is customary for companies similarly situated and acceptable to Mortgagee. All insurance shall be placed and kept with insurers reasonably satisfactory to the Mortgagee and any evidence of insurance submitted to Mortgagee shall be in a form acceptable to Mortgagee and shall be signed by the insurance company or by an agent authorized by the company to bind coverage. Owner may carry additional insurance or limits as desired; provided however that, with respect to any physical loss or damage or liability coverages pertaining to the Vessels, Owner shall cause Mortgagee to be named as an additional insured and a loss payee consistent with the requirements of this section so that Mortgagee may also receive the benefits of such additional insurance or limits as its interest may appear.
     Should any Vessel be navigated outside her customary navigation limits, Owner shall, prior to any such navigation, procure an endorsement to the policies obtained hereunder authorizing such navigation, and procure increased value, war risk and related coverages as may be required by Mortgagee.

     While laid up, the Vessels may, in lieu of the insurance specified herein, be insured by Owner or by any charterer thereof to the same amount under customary port risk policies satisfactory to Mortgagee.
     All insurance shall name Mortgagee as an additional insured, as its interest may appear, and shall be payable as hereinafter provided. All policies shall further provide that (i) there shall be no recourse against Mortgagee for the payment of premiums, commissions, or deductibles; (ii) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against Mortgagee for the payment thereof; and (iii) Mortgagee will receive at least thirty (30) days written notice from the insurance company or broker prior to cancellation or any material alteration in the insurance policy or reduction in coverage which could materially affect the interest of Mortgagee.
     If any insurance referred to herein is not obtained by Owner, Owner will give Mortgagee written notice of such fact, and will endeavor to obtain such insurance. Owner will detain the Vessels in port until such insurance has been obtained. On an annual basis during the existence of this Mortgage, Owner will provide Mortgagee with a certificate of insurance or cover note from its insurance broker identifying and describing the insurance policies then in effect with respect to each Vessel, and the limits applicable thereto. Any failure by Owner to keep the Vessels fully insured as required herein shall constitute an Event of Default hereunder.
     All hull and machinery, increased value and other physical loss or damage coverages required under this Section shall name the Bank and Mortgagee as loss payees, as their interests may appear, and shall provide that, so long as any of the Secured Obligations remain outstanding, all policy proceeds shall be disbursed directly to the Bank and Mortgagee and made payable to the order of the Bank, Mortgagee and Owner as their interests may appear; provided, however, that if Owner is in default hereunder, and Owner’s insurance broker or the underwriter has received notice of such default, all policy proceeds shall be made payable to the sole order of the Bank and Mortgagee. All proceeds of hull and machinery, increased value and other physical loss or damage coverages required under this Section and received by Mortgagee shall be disbursed (after payment of commissions and other costs of collection of such proceeds) as follows:
(1)	In the event of damage to a Vessel that does not result in an actual or constructive total loss, or an agreed, arranged or compromised total loss, (A) provided that Owner is not then in default, and provided that no event shall have occurred that, with the passage of time and the failure of Owner to cure, would become an event of default hereunder, net policy proceeds shall be applied to pay for repairs, salvage, sue and labor and other charges with respect to the Vessel covered by such policies, or (B) if Owner is then in default, net policy proceeds shall, at Mortgagee’s sole option and in Mortgagee’s discretion, either be applied against the outstanding balance of the Secured Obligations (in such order as Mortgagee may select) or to pay for repairs, salvage, sue and labor and other charges as provided in clause A of this subsection.

(2)	In the event of an actual or constructive total loss, or an agreed, arranged or compromised total loss, of a Vessel, the net policy proceeds shall be applied to the payment to Mortgagee of all sums secured hereby, whether then due or not. Any remaining surplus shall be paid to Owner or to whoever shall be entitled thereto.
     The proceeds of any protection and indemnity, pollution and other liability or indemnity coverages required hereunder may be paid: (a) directly to the Person to whom any liability covered by such policies has been incurred, or (b) to Owner to reimburse it for any loss, damage or expense incurred and paid by it with respect to third party liabilities and covered by such insurance; provided, however, that no payment shall be made to Owner until proof is made to the underwriters that the liabilities for which reimbursement is to be made have been fully and finally discharged by Owner, and, following a default by Owner hereunder (and notice of any such default by Mortgagee to Owner’s insurance broker or the underwriters), any proceeds issued in reimbursement of sums paid by Owner shall be payable solely to the Bank and Mortgagee.
     Owner will keep or cause the aforesaid insurance to be kept valid, and renew, or cause the renewal of same, when necessary, providing Mortgagee with appropriate renewal binders and policy copies once prepared. Owner will cause the premiums and costs thereof to be paid when due and will furnish Mortgagee with evidence satisfactory to Mortgagee that said payments have been made. If Owner shall at any time fail to comply with the foregoing, Mortgagee may, without obligation, procure such insurance and pay any unpaid premiums or may procure other insurance necessary to protect Mortgagee’s interest in the Vessels. The costs and expenses thereof, with interest at the Default Rate (as defined in the Loan Agreement), from the date of such expenditure until paid, shall be an additional indebtedness and obligation due from Owner to Mortgagee secured by this Mortgage and payable on demand.
     Owner will not do any act, nor voluntarily suffer or permit any act to be done, whereby any insurance is or may be suspended, impaired, or defeated. Owner will not suffer or permit the Vessels to engage in any voyages not permitted under the policies of insurance in effect, without first adding or causing the addition of specific insurance on the Vessels, to the amount herein required, and satisfactory to the Mortgagee, which permits and covers such voyages.
2.06 Compliance with Legal Restrictions. Owner covenants not knowingly to cause or permit the Vessels to be operated in any manner contrary to the laws of the United States or of any state or country wherein the same are operated. Owner shall keep each Certificate of Inspection issued for a Vessel by the United States Coast Guard, and any Load Line Certificate issued by the American Bureau of Shipping, in force, without exception, and comply with all conditions thereon. Owner shall also keep current any Certificate of Financial Responsibility required under applicable law.
2.07 Notice of Seizure. If any Vessel shall be libeled, attached, seized or otherwise detained under any legal authority, Owner shall immediately proceed to obtain the release or discharge of such Vessel as provided below, and, if Owner has not secured the release or discharge of such Vessel within forty-eight (48) hours, Owner shall immediately notify Mortgagee of the seizure by telephone or facsimile confirmed in writing and delivered to Mortgagee by overnight courier.
2.08 Maintenance of Vessels. Owner will exercise due diligence to put the Vessels in good running condition, order and repair, well and sufficiently tackled, appareled, furnished and equipped and make them seaworthy, and Owner will, at all times, at its own expense and risk, so maintain and preserve the Vessels, ordinary wear and tear excepted. Owner shall keep the Vessels in such condition that they comply with all United States laws, treaties, conventions, rules, regulations and class certifications to which the Vessels are currently or may become subject, or that are otherwise applicable to vessels of the same type, and used in the same trade, as the Vessels, and keep on board the Vessels, when required thereby, valid certificates showing compliance therewith. Owner will not make, or permit to be made, any change in the structure, type, or speed of the Vessels, or any change in their rig, without receiving Mortgagee’s prior written approval. Owner shall provide notice of any loss of, or damage in excess of $100,000.00 to, a Vessel during the existence of this Mortgage within three (3) days following the occurrence giving rise thereto. Owner shall promptly repair any damage to such Vessel following a casualty or other occurrence (unless such Vessel has become a total, or constructive total, loss as a result of such casualty) in order to restore the Vessel to the condition required hereunder.
2.09 Inspection of Vessels and Documents. Owner will, at all reasonable times, afford Mortgagee and its representatives, successors or assigns complete access to the Vessels for the purpose of inspecting the same, and at Mortgagee’s request, will deliver for inspection copies of any and all licenses, permits, contracts and documents relating to the Vessels, whether on board or not. Owner will furnish to Mortgagee, on demand, all charter parties with respect to the Vessels, and full details as to the parties, times of delivery, and the like pertaining thereto.

2.10 Payment of Taxes, etc. Owner will pay and discharge, from time to time, or cause to be paid and discharged, all claims, taxes, assessments, governmental charges, fines and penalties lawfully imposed upon, or which may become a lien or charge upon the Vessels or any of them. Nothing herein shall require the payment of any such claim, tax assessment, charge, fine or penalty for which adequate reserves have been established so long as the same may be diligently contested in good faith and by appropriate legal proceedings and so long as such non-payment shall not result in the seizure, attachment or loss of the Vessel(s). Owner shall take, or cause to be taken, whatever steps may be required to release or discharge the Vessels from any arrest or seizure which may interfere with their regular use.
2.11 Financial Statements and Reports. Owner shall comply with the financial reporting requirements set forth in Article 6 of the Loan Agreement. Owner warrants that all information and representations furnished by Owner to Mortgagee concerning the Vessels or the financial condition of Owner shall be accurate and correct. Owner shall give Mortgagee immediate notice and copies of all tax notices, reports or inquiries, claims of liens, and of any damage, loss, seizure, attachment or judicial process which may affect the use, maintenance, operation, possession or ownership of the Vessels.
2.12 Hazardous Substances. Owner warrants that it will not use, generate, transport, store or dispose of, on, in, or about the Vessels, or utilize the Vessels in connection with, or so as to cause, either directly or indirectly, the release or discharge of any Hazardous Substance in violation of any applicable Environmental Laws. Owner hereby agrees to indemnify and hold Mortgagee harmless from any and all liability arising from the breach of this warranty, and to notify Mortgagee immediately upon any release or threatened release of any Hazardous Substance in, on, under or about the Vessels, and upon the initiation of any proceeding or inquiry with respect to such a release or threatened release by any governmental agency or other authority.
2.13 Compliance by Charterer. If any of the above-described duties, covenants, promises, conditions, agreements or terms shall have been delegated by Owner to any charterer in connection with any charter permitted hereunder, Owner will also cause charterer to comply fully therewith.
3.00 EVENTS OF DEFAULT: The following are Events of Default hereunder:
3.01 Failure to pay any installment of principal or interest scheduled under the Secured Obligations (including, without limitation, the principal or interest scheduled under the Loan Agreement and under the Notes), or any additional fees, charges, premiums or other sums payable under the Secured Obligations, within ten (10) days of the date when such payment is due.
3.02 A default by Owner under any commitment letter, loan agreement, credit agreement, note, mortgage, assignment, security agreement, guaranty or other agreement, or amendment or supplement thereof, evidencing or securing the Secured Obligations, or pursuant to which any Secured Obligation was issued, including, without limitation, any default under the Loan Agreement referenced above, and such default is not cured within any applicable period of grace.
3.03 Should Owner fail to maintain in full force and effect all insurance required in Section 2.05 of this Mortgage.
3.04 Default in the performance or observance by Owner of any covenant, warranty, promise, condition, agreement or term contained in this Mortgage (except for a default under Section 2.05 which shall be governed by the previous Section), and such default is not cured within thirty (30) days after receipt of notice thereof from Mortgagee.
3.05 Any representation, warranty, statement, certificate, schedule or report made herein or furnished hereunder, or in any loan agreement, credit agreement, note, mortgage, assignment, security agreement, guaranty, or other agreement executed or endorsed by Owner in favor of Mortgagee, shall prove to have been false or misleading in any material respect when made.
3.06 Any evidence of Debt to the Bank or other Persons for which Owner is liable as principal, guarantor or otherwise shall become due by acceleration or otherwise and shall not promptly be paid or timely contested in appropriate proceedings.
3.07 Any proceeds from the sale, loss, requisition, seizure or forfeiture of, or from any insurance carried on, or in respect of, the Vessels that is otherwise payable to Mortgagee shall not have been received by Mortgagee for distribution in accordance with the provisions hereof within ten (10) days after the same are received by Owner.
3.08 Should Owner (i) enter into any merger or consolidation with, or sell or transfer all, substantially all or any substantial portion of its assets to, any other Person without the prior written consent of Mortgagee, (ii) dissolve, liquidate or cease or suspend the conduct of business, or cease to maintain its existence, (iii) cease to qualify as a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, or (iv) enter into or suffer any transaction or series of transactions as a result of which Owner is directly or indirectly controlled by Persons who are not Affiliates of Owner as of the date of this Mortgage.
3.09 Owner shall (i) apply for or consent to the appointment of or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary action under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner or acquiesce in writing to any petition filed against the Owner in an involuntary action under such Bankruptcy Code or (vii) take any action for the purpose of effecting any of the foregoing.
3.10 A proceeding or case shall be commenced without the consent of the Owner in any court of competent jurisdiction seeking (i) the liquidation, reorganization, dissolution, wind-up or composition or readjustment of debts of Owner, (ii) the appointment of a receiver, trustee, custodian, liquidator or the like for Owner or of all or a substantial part of its assets or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; and such proceeding or case continues undismissed, or an order, judgment or decree approving or ordering any of the foregoing is entered and continues unstayed for a period of sixty (60) days, or any order for relief against the Owner is entered in any involuntary case under the Bankruptcy Code.
4.00 RIGHTS AND REMEDIES ON DEFAULT: If any such Event of Default occurs and is continuing, Mortgagee may, at its option, but subject in all respects to the rights of the Agent and the Senior Lenders under the Senior Loan Agreement, the Senior Security Documents and the Subordination Agreement, do any one or more of the following:
4.01 Declare the Secured Obligations, all indebtedness arising under the Secured Obligations, and all other indebtedness of Owner to Mortgagee, in principal and interest, forthwith due and payable.
4.02 Enforce Mortgagee’s rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of, or for an injunction against a violation of, the Secured Obligations, including any term hereof, or of any loan agreement, credit agreement, note, mortgage, assignment, security agreement, guaranty or other instrument or agreement executed or endorsed by Owner in favor of Mortgagee (including, without limitation, the Loan Agreement referenced above), or in the aid of the exercise of any power granted by this Mortgage, any said loan agreement, note, mortgage, assignment, security agreement, instrument or agreement, or by law.
4.03 Without being responsible for loss or damage, take and enter into possession of the Vessels at any time, wherever the same may be, without legal process (Owner or any other Person in possession of the Vessels shall forthwith, upon demand of Mortgagee, assemble and surrender possession thereof to Mortgagee), and, after making any repairs deemed necessary by Mortgagee, and completing other commercially reasonable preparations (a) hold, lay up, lease, charter, operate or otherwise use the Vessels for such time and upon such terms as Mortgagee may deem to be for its best advantage, and/or (b) sell the Vessels, by public or private sale, together or separately, at any place and at such time as Mortgagee may specify, and in such manner as Mortgagee may deem advisable, free from any claim by Owner in admiralty, in equity, at law or by statute, after first giving Owner notice thereof ten (10) days in advance of the time and place of sale.
4.04 Demand, collect, receive, retain, receipt, compromise and sue for, in the name of Mortgagee or Owner all earned freights, charter hire, accounts, issues, revenues, income, profits or other earnings arising out of, or in any way connected with, the use or operation of the Vessels.
4.05 Exercise all of the rights, privileges and remedies of foreclosure, and otherwise, given to Mortgagee: (a) by this Mortgage and by any other instrument evidencing or securing the Secured Obligations, or (b) under the laws of the United States of America or any other jurisdiction where the Vessels may be found, including, but not limited to, all rights and remedies granted to mortgagees or secured parties under Chapter 313 of Title 46, United States Code, and under the Uniform Commercial Code as in force in any such jurisdiction.
5.00 OTHER AGREEMENTS ON DEFAULT OR OTHERWISE:
5.01 Sale of Vessels. Any sale of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Owner therein and thereto, and shall bar Owner, its successors and assigns, and all Persons claiming by, through, or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. Mortgagee may bid and become a purchaser at any public or judicial sale of the Vessels, and, in such event, shall be entitled to credit on the purchase price any and all sums due to Mortgagee hereunder.
5.02 Attorney-in-Fact. In the event that Owner shall default in the payment of the principal, premium, if any, or interest on any indebtedness forming a part of or arising under the Secured Obligations, or upon the occurrence of any other Event of Default hereunder or under the Loan Agreement, or under any other loan agreement, credit agreement, note, mortgage, guaranty or security agreement evidencing or securing the Secured Obligations, or under any other undertaking of Owner to Mortgagee, but subject in all respects to the rights of the Agent and the Senior Lenders under the Senior Loan Agreement, the Senior Security Documents and the Subordination Agreement, Owner irrevocably appoints Mortgagee the attorney-in-fact of Owner: (1) to execute, deliver and to make, in the name of and on behalf of Owner, a good conveyance of title to the Vessels to any purchaser (Owner will, if and when required by Mortgagee, execute such form of conveyance of title to the Vessels as Mortgagee may direct; Owner agrees that this requirement is subject to a suit for specific performance hereof); (2) to demand, collect, receive, compromise and sue for, in the name of Owner, all freight, hire, earnings, issues, revenues, accounts, accounts receivable, chattel paper, income and profits of the Vessels, and all amounts due from underwriters under any insurance thereon as payment of losses, or as return premiums, or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums thereafter due or to become due in respect of the Vessels, or in respect of any insurance thereon, from any Person whomsoever to the extent of Owner’s interest therein, which said interest is hereby assigned to Mortgagee; (3) to make, give and execute in the name of the Owner acquaintances, receipts, releases or other discharges for the same, whether under seal or otherwise; (4) to endorse and accept, in the name of Owner, all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing. Owner authorizes the Mortgagee to take any such action or exercise any power enumerated in this Section, or otherwise provided for in this Mortgage or under applicable law.
5.03 Arrest of Vessel; Defense of Claims. In the event that any Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction, or by any government or other authority, and shall not be released from arrest or detention within fifteen (15) days from the date of Owner’s receipt of notice of any such arrest or detention, or within such lesser time as may be necessary under applicable law to avoid prejudice to Mortgagee’s rights hereunder, but subject in all respects to the rights of the Agent and the Senior Lenders under the Senior Loan Agreement, the Senior Security Documents and the Subordination Agreement, Owner irrevocably appoints Mortgagee the attorney-in-fact of Owner and authorizes and empowers Mortgagee, or any appointee or appointees of Mortgagee, in the name of Mortgagee or Owner, its successor or assigns, to apply for and receive or take possession of such Vessel with all the rights and powers that Owner, its successors or assigns, might have, possess or exercise in any such event. Owner authorizes and empowers Mortgagee, its appointees, or any of them, to appear in the name of Owner, its successors and assigns, in any court, or before any government or other authority, where a suit is pending against any Vessel because of, or on account of, any alleged Lien or other claim against the Vessel from which the Vessel has not been released or discharged, and to take such proceedings as to them may seem proper towards the defense of such suit and the purchase or discharge of such Lien or claim. All expenditures incurred for the purpose of such defense, purchase or discharge, with interest per annum at the Default Rate, from the date of any such expenditure until paid, shall be an additional indebtedness and obligation which shall be secured by this Mortgage, payable on demand.
5.04 Relationship of Owner and Mortgagee. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Owner and Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had been taken.
5.05 Cost of Collection; Attorneys’ Fees. In addition to any amount recoverable under the Secured Obligations or this Mortgage, Owner hereby agrees to pay to Mortgagee on demand: (i) all costs and expenses incurred by Mortgagee in connection with the preparation, negotiation, and execution of this Mortgage, and any other loan documents or agreements between Owner and Mortgagee, and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of Mortgagee’s legal counsel; (ii) all of Mortgagee’s costs and expenses incurred by reason of Owner’s breach or default under the Secured Obligations, including, without limitation, costs and expenses incurred in collecting any indebtedness arising under the Secured Obligations, costs and expenses of repossession, storing, holding, transporting, insuring, servicing, repairing, maintaining, chartering and selling the Vessels, and collecting charter hire, rents or other proceeds of the disposition thereof, and the reasonable fees and expenses of attorneys and other professionals employed by Mortgagee in connection with the protection and enforcement of its interest in the Vessels and its rights under the instruments evidencing the Secured Obligations and this Mortgage; and (iii) all other costs and expenses incurred by Mortgagee in connection with this Mortgage, or any other loan document or agreement between Owner and Mortgagee, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by any governmental authority or otherwise payable in respect of this Mortgage or such other loan document or agreement, or in obtaining any survey, audit, or appraisal in respect of the Vessels, all of which shall be an additional indebtedness and obligation secured hereby.
5.06 Appointment of Receiver or Substitute Custodian. At Mortgagee’s option, but subject in all respects to the rights of the Agent and the Senior Lenders under the Senior Loan Agreement, the Senior Security Documents and the Subordination Agreement, in any suit to foreclose the lien of this Mortgage, Mortgagee shall be entitled as a matter of right, and not as a matter of discretion, to the appointment of a receiver or substitute custodian of the Vessels. Any receiver so appointed shall have full rights and powers to use and operate the Vessels, and to a decree ordering and directing the sale and disposal thereof. Any custodian so appointed shall have full rights and powers to retain possession of the Vessels, and to provide for their maintenance and safe-keeping prior to sale, in lieu of custody by the U. S. Marshal, other governmental authority, or their designees. Owner hereby designates Mortgagee, or any employee, agent, or other Person named by Mortgagee at the time seizure of the Vessels is effected, or at the commencement of any suit, to serve as receiver or custodian of the Vessels as the case may be. In any such suit, Owner will enter a voluntary appearance.
5.07 Advances for Protection of the Vessels, etc. If Owner fails to pay any tax, claim, lien, or encumbrance that it is required to pay or discharge under the terms of this Mortgage, or to pay any insurance premium as aforesaid, or to maintain the Vessels as aforesaid, or commits or permits waste, or fails to perform or observe any term, agreement, provision, covenant, or condition of this Mortgage, Mortgagee may pay such claim, lien, encumbrance, tax, assessment, or premium, with right of subrogation thereunder, may make any repairs and take any steps it deems advisable to prevent or cure such waste, and may appear in any action or proceeding with respect to any of the foregoing and retain counsel therein, and take such action therein as Mortgagee deems advisable. For any of such purposes, Mortgagee may advance any sums of money it deems necessary. Mortgagor will pay to Mortgagee, immediately upon demand, all sums of money advanced by Mortgagee pursuant to this paragraph and until paid, all such sums, together with interest at the Default Rate from the date of such advance, shall be an additional indebtedness and obligation secured hereby. Mortgagee’s rights under this paragraph shall be exercisable in Mortgagee’s sole discretion. In no event shall this Mortgage be construed to obligate Mortgagee to make any advance authorized in this paragraph or elsewhere herein, nor shall Mortgagee be liable to Owner or any other Person for any failure or refusal of Mortgagee to exercise any such right.
5.08 Powers and Remedies Cumulative. Each power or remedy herein given to Mortgagee, or granted to Mortgagee under the instruments evidencing the Secured Obligations, any guaranty thereof, or any additional mortgage or security agreement securing same, shall be cumulative and in addition to every other power or remedy specifically given in this Mortgage or existing in admiralty, in equity, at law or by statute. Each power or remedy may be exercised as often as deemed expedient by Mortgagee. No delay or omission by Mortgagee in the exercise of any power or remedy shall impair any such power or remedy, or shall be construed to be a waiver of any Event of Default. The acceptance by Mortgagee of any security or of any payment on account of any Secured Obligation shall not be a waiver of any right to take advantage of any further Event of Default or of any past Event of Default not completely cured thereby.
5.09 Application of Proceeds. Subject in all respects to the rights of the Agent and the Senior Lenders under the Senior Loan Agreement, the Senior Security Documents and the Subordination Agreement, the gross proceeds of the sale of the Vessels, the gross earnings of any charter operation or other use of the Vessels by Mortgagee under any of the powers herein specified, and any and all other monies received by Mortgagee pursuant to or under the terms of this Mortgage, or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be held by Mortgagee and shall be applied as follows:
First: To the payment of all expenses and charges incurred by Mortgagee in the exercise of its rights and remedies hereunder, including the expenses of any sale, the expenses of any retaking or collection, attorneys’ fees, court costs, and any other expenses or advances made or incurred by Mortgagee in the protection of its rights or the pursuance of its remedies hereunder, and to provide adequate indemnity to Mortgagee against liens claiming priority over or equality with this Mortgage with interest per annum at the

Default Rate, from the date of any such expense or charge incurred;
Second: To the payment of the Secured Obligations together with interest thereon;
Third: To the payment of all other sums secured hereby; and
Fourth: To the payment of any surplus thereafter remaining to Owner, subject to setoff in favor of Mortgagee for any other indebtedness of Owner.
     In the event that the proceeds are insufficient to pay the amounts specified in subclauses “First”, “Second” and “Third” above, Mortgagee shall be entitled to collect the balance from Owner or any other Person liable therefore.
6.00 MISCELLANEOUS:
6.01 Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement between Owner and Mortgagee.
6.02 Mortgage Securing Future Indebtedness. This Mortgage has been executed by Owner in favor of Mortgagee for the purpose of securing all obligations, liabilities and indebtedness of Owner to Mortgagee that may now be existing and that may arise in the future under or pursuant to the Secured Obligations or this Mortgage. This Mortgage shall remain in full force and effect until such time as all indebtedness and liabilities arising under the Secured Obligations shall have been paid, in full, in principal, interest, costs, expenses, attorneys’ fees and other fees and charges, and all of the Secured Obligations shall have been fully performed.
6.03 Notice. All notices, requests and other communications to any party hereunder shall be in writing and given to such party at its address, and by a method, provided in the Loan Agreement. Notwithstanding anything in this Mortgage to the contrary, Owner shall be deemed to have waived any notice to which it may be entitled hereunder or by applicable law in the event delivery at the address for notices provided in the Loan Agreement, or at such other address as may be subsequently provided to Mortgagee by Owner in writing for the purpose of notice, is attempted but not made over two (2) business days and Mortgagee has attempted service by facsimile and no electronic answer back has been received.
6.04 Applicable Law. This Mortgage shall be construed in accordance with, and the rights of the parties hereunder governed by, Chapter 313 of Title 46 of the United States Code and the General Maritime Law of the United States, to the extent applicable, and otherwise by the internal laws of the State of Louisiana.
6.05 Successors and Assigns. All covenants, warranties, promises, conditions, agreements and terms herein shall bind Owner, its successors and assigns, and shall inure to the benefit of Mortgagee, its successors and assigns. In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall mean any such assignee.
6.06 Non-Waiver of Preferred Status. Nothing in this instrument shall be construed as a waiver of the preferred status of this Mortgage.
6.07 Savings Clause. In the event that any provision of this Mortgage is held to be invalid, such event shall not affect, in any respect whatsoever, the validity of the remainder of this Mortgage, and the remainder shall be reasonably construed without the invalid provision so as to carry out the intent of the parties hereto.
     IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 28th day of December, 2005.

RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	President

EXHIBIT “A”
TO
PREFERRED FLEET MORTGAGE
BETWEEN
RIGDON MARINE CORPORATION, AS OWNER
AND
BOURBON CAPITAL U. S. A., INC., AS MORTGAGEE

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1716	529
BOURBON	1156133	1716	529
ROYAL	1159200	1702	529
CHARTRES	1160318	1703	529
IBERVILLE	1163367	1703	529
BIENVILLE	1163970	1708	529
CONTI	1166313	1708	529
ST. LOUIS	1167668	1708	529
TOULOUSE	1169977	1708	529
ESPLANADE	1173548	1708	529

Initial

SUPPLEMENT NUMBER 1
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 1 dated August 8th, 2007 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and

     (3) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
FIRST AND TEN	1195773	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (4) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (5) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and
     (6) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, the whole of the vessel FIRST AND TEN, Official Number 1195773, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.

2

          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the FIRST AND TEN, Official Number 1195773.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels and in the FIRST AND TEN, Official Number 1195773. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;
          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as supplemented and amended by this Supplement, or of any other Loan Document.

3

     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage. Terms which are defined in the Mortgage are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
[SIGNATURE PAGE FOLLOWS]

4

     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Supplement Number 1 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

5

EXHIBIT “A”
TO SUPPLEMENT NO. 1
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC

Initial

SUPPLEMENT NUMBER 2
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 2 dated October ______, 2007 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (5) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (6) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and
     (7) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the vessel DOUBLE EAGLE, Official Number 1200748, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the

2

Original Vessels and the Supplement No. 1 Vessel in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1 Vessel and the DOUBLE EAGLE, Official Number 1200748.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, Supplement No. 1 and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1 Vessel and the DOUBLE EAGLE, Official Number 1200748. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;

3

          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
[SIGNATURE PAGE FOLLOWS]

4

     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Supplement Number 2 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

5

EXHIBIT “A”
TO SUPPLEMENT NO. 2
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
DOUBLE EAGLE	1200748	1455-ITC	436-ITC

SUPPLEMENT NUMBER 3
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 3 dated November 6th, 2007 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
R E C I T A L S:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) On October 17, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 2 to Preferred Fleet Mortgage (“Supplement No. 2”) in order to include the vessel DOUBLE EAGLE, Official Number 1200748 (the “Supplement No. 2 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on November 14, 2007 at 1:00 p.m. and recorded as Batch No. 612806, Document ID No. 8021391; and
     (5) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
TRIPLE PLAY	1203989	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (6) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (7) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and
     (8) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the vessel

2

TRIPLE PLAY, Official Number 1203989, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels and in the Supplement No. 1 and the Supplement No. 2 Vessels in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1 and the Supplement No. 2 Vessels and the TRIPLE PLAY, Official Number 1203989.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, the previous Supplements and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1 and Supplement No. 2 Vessels, and the TRIPLE PLAY, Official Number 1203989. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.

3

     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;
          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

4

     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Supplement Number 3 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

5

SUPPLEMENT NUMBER 4
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 4 dated December 10th, 2007 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) On October 17, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 2 to Preferred Fleet Mortgage (“Supplement No. 2”) in order to include the vessel DOUBLE EAGLE, Official Number 1200748 (the “Supplement No. 2 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on November 14, 2007 at 1:00 p.m. and recorded as Batch No. 612806, Document ID No. 8021391; and
     (5) On November 30, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 3 to Preferred Fleet Mortgage (“Supplement No. 3”) in order to include the vessel TRIPLE PLAY, Official Number 1203989 (the “Supplement No. 3 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 12, 2007 at            p.m. and is pending recordation; and
     (6) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
GRAND SLAM	1204678	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (7) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (8) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and
     (9) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.

2

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the vessel GRAND SLAM, Official Number 1204678, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels and in the Supplement No. 1, Supplement No. 2 and Supplement No. 3 Vessels in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1, Supplement No. 2 and Supplement No. 3 Vessels and the GRAND SLAM, Official Number 1204678.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, the previous Supplements and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1, Supplement No. 2 and Supplement No. 3 Vessels, and the GRAND SLAM, Official Number 1204678. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.

3

     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;
          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States,

4

including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Supplement Number 4 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

5

EXHIBIT “A”
TO SUPPLEMENT NO. 3
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplements:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
TRIPLE PLAY	1203989	1455-ITC	436-ITC

EXHIBIT “A”
TO SUPPLEMENT NO. 4
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplements:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
TRIPLE PLAY	1203989	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
GRAND SLAM	1204678	1455-ITC	436-ITC

SUPPLEMENT NUMBER 5
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 5 dated as of January 17, 2008 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) On October 17, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 2 to Preferred Fleet Mortgage (“Supplement No. 2”) in order to include the vessel DOUBLE EAGLE, Official Number 1200748 (the “Supplement No. 2 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on November 14, 2007 at 1:00 p.m. and recorded as Batch No. 612806, Document ID No. 8021391; and
     (5) On November 30, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 3 to Preferred Fleet Mortgage (“Supplement No. 3”) in order to include the vessel TRIPLE PLAY, Official Number 1203989 (the “Supplement No. 3 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 12, 2007 at 3:40 p.m. and recorded as Batch No. 616470, Document ID No. 8145691; and
     (6) On December 13, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 4 to Preferred Fleet Mortgage (“Supplement No. 4”) in order to include the vessel GRAND SLAM, Official Number 1204678 (the “Supplement No. 4 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 20, 2007 at 2:20 p.m. and recorded as Batch No. 617528, Document ID No. 8183493; and
     (7) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
SLAM DUNK	1204681	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (8) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (9) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and

2

     (10) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the vessel SLAM DUNK, Official Number 1204681, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels and in the Supplement No. 1, Supplement No. 2, Supplement No. 3 and Supplement No. 4 Vessels in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1, Supplement No. 2, Supplement No. 3 and Supplement No. 4 Vessels and the GRAND SLAM, Official Number 1204681.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, the previous Supplements and this Supplement in the amount of $90,000,000.00 to be

3

preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1, Supplement No. 2, Supplement No. 3 and Supplement No. 4 Vessels, and the SLAM DUNK, Official Number 1204681. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;
          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.

4

     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Supplement Number 5 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

5

EXHIBIT “A”
TO SUPPLEMENT NO. 5
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplements:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
TRIPLE PLAY	1203989	1455-ITC	436-ITC
GRAND SLAM	1204678	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
SLAM DUNK	1204681	1455-ITC	436-ITC

SUPPLEMENT NUMBER 6
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 6 dated as of February 29, 2008 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) On October 17, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 2 to Preferred Fleet Mortgage (“Supplement No. 2”) in order to include the vessel DOUBLE EAGLE, Official Number 1200748 (the “Supplement No. 2 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on November 14, 2007 at 1:00 p.m. and recorded as Batch No. 612806, Document ID No. 8021391; and
     (5) On November 30, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 3 to Preferred Fleet Mortgage (“Supplement No. 3”) in order to include the vessel TRIPLE PLAY, Official Number 1203989 (the “Supplement No. 3 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 12, 2007 at 3:40 p.m. and recorded as Batch No. 616470, Document ID No. 8145691; and
     (6) On December 13, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 4 to Preferred Fleet Mortgage (“Supplement No. 4”) in order to include the vessel GRAND SLAM, Official Number 1204678 (the “Supplement No. 4 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 20, 2007 at 2:20 p.m. and recorded as Batch No. 617528, Document ID No. 8183493; and
     (7) On January 17, 2008, Owner executed and delivered to Mortgagee that certain Supplement Number 5 to Preferred Fleet Mortgage (“Supplement No. 5”) in order to include the vessel SLAM DUNK, Official Number 1204681 (the “Supplement No. 5 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on February 29, 2008 at 1:15 p.m. and is pending recordation; and

2

     (8) Owner is the sole (100%) owner of the following Vessel, which has been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
TOUCHDOWN	1204682	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessel”); and
     (9) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessel, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessel as a Vessel subject to the lien of the Mortgage; and
     (10) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessel as a Vessel subject to and encumbered by the lien of the Mortgage; and
     (11) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the vessel TOUCHDOWN, Official Number 1204682, together with her engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels and in the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4 and Supplement No. 5 Vessels in favor of Mortgagee granted by Owner to Mortgagee under

3

the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4 and Supplement No. 5 Vessels and the TOUCHDOWN, Official Number 1204682.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, the previous Supplements and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4 and Supplement No. 5 Vessels, and the TOUCHDOWN, Official Number 1204682. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:
          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;

4

          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

5

     IN WITNESS WHEREOF, the parties have caused this Supplement Number 6 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

6

EXHIBIT “A”
TO SUPPLEMENT NO. 6
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplements:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
TRIPLE PLAY	1203989	1455-ITC	436-ITC
GRAND SLAM	1204678	1455-ITC	436-ITC
SLAM DUNK	1204681	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
TOUCHDOWN	1204682	1455-ITC	436-ITC

SUPPLEMENT NUMBER 7
TO PREFERRED FLEET MORTGAGE
     THIS SUPPLEMENT NUMBER 7 dated as of June 27th, 2008 to that certain PREFERRED FLEET MORTGAGE dated December 28, 2005 (this “Supplement”) is executed by and between RIGDON MARINE CORPORATION (“Owner”), a Delaware corporation, whose address is 815 Walker Street, Suite 1001, Houston, Texas, 77002, and BOURBON CAPITAL USA, INC. (“Mortgagee”), a Delaware corporation, whose address is 1007 Orange Street, Nemours Building, Suite 1414, Wilmington, Delaware, 19801.
RECITALS:
     WHEREAS,
     (1) Owner previously executed and delivered to Mortgagee that certain Preferred Fleet Mortgage dated December 28, 2005 in the amount of $90,000,000.00 bearing against the whole (100%) of the vessels described as the Original Vessels on Exhibit “A” attached hereto and incorporated herein, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessels, and all products and proceeds of the foregoing (the “Original Vessels”), which Mortgage was duly filed with the United States Coast Guard, National Vessel Documentation Center, on December 28, 2005 at 4:35 p.m. and recorded as Batch No. 441505, Doc. ID No. 4712027 (the “Mortgage”); and
     (2) The Mortgage was granted by Owner in favor of Mortgagee to secure the prompt and punctual payment, performance and satisfaction of any and all present and future obligations, liabilities and indebtedness of Owner to Mortgagee, whether direct or indirect, absolute or contingent, and whether or not pursuant to commitment, arising: (a) under that certain Loan Agreement, dated December 28, 2005, between Owner and Mortgagee (the “Loan Agreement”), (b) under certain promissory notes and other instruments issued by Owner pursuant to the Loan Agreement (the “Notes”); (c) under the Mortgage and other Loan Documents (as such term is defined in the Loan Agreement) related to the Loan Agreement; and (d) under any extensions, renewals or restatements of, amendments to, or replacements for, any of the foregoing (as more fully described and defined in the Mortgage, the “Secured Obligations”); and
     (3) On August 10, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 1 to Preferred Fleet Mortgage (“Supplement No. 1”) in order to include the vessel FIRST AND TEN, Official Number 1195773 (the “Supplement No. 1 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the

United States Coast Guard, National Vessel Documentation Center, on August 22, 2007 at 4:14 p.m. and recorded as Batch No. 601842, Document ID No. 7657829; and
     (4) On October 17, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 2 to Preferred Fleet Mortgage (“Supplement No. 2”) in order to include the vessel DOUBLE EAGLE, Official Number 1200748 (the “Supplement No. 2 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on November 14, 2007 at 1:00 p.m. and recorded as Batch No. 612806, Document ID No. 8021391; and
     (5) On November 30, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 3 to Preferred Fleet Mortgage (“Supplement No. 3”) in order to include the vessel TRIPLE PLAY, Official Number 1203989 (the “Supplement No. 3 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 12, 2007 at 3:40 p.m. and recorded as Batch No. 616470, Document ID No. 8145691; and
     (6) On December 13, 2007, Owner executed and delivered to Mortgagee that certain Supplement Number 4 to Preferred Fleet Mortgage (“Supplement No. 4”) in order to include the vessel GRAND SLAM, Official Number 1204678 (the “Supplement No. 4 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on December 20, 2007 at 2:20 p.m. and recorded as Batch No. 617528, Document ID No. 8183493; and
     (7) On January 17, 2008, Owner executed and delivered to Mortgagee that certain Supplement Number 5 to Preferred Fleet Mortgage (“Supplement No. 5”) in order to include the vessel SLAM DUNK, Official Number 1204681 (the “Supplement No. 5 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to and encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on February 29, 2008 at 1:15 p.m. and recorded as Bath No. 626699, Document ID No. 8483898; and
     (8) On February 29, 2008, Owner executed and delivered to Mortgagee that certain Supplement Number 6 to Preferred Fleet Mortgage (“Supplement No. 6) in order to include the vessel TOUCHDOWN, Official Number 1204682 (“Supplement No. 6 Vessel”), a vessel acquired by Owner pursuant to an Advance made by Mortgagee under the Loan Agreement, as a Vessel subject to an encumbered by the lien of the Mortgage, which Supplement was filed with the United States Coast Guard, National Vessel Documentation Center, on May 1, 2008 at 4:45 p.m. and recorded as Batch No. 636732, Document ID Do. 8811929; and

     (8) Owner is the sole (100%) owner of the following Vessels, which have been acquired by Owner by means of credit and other financial accommodations extended to or on behalf of Owner pursuant to the Loan Agreement:

Vessel	Official No.	Gross Tons	Net Tons
HAT TRICK	1204683	1455-ITC	436-ITC
SLAP SHOT	1204684	1455-ITC	436-ITC
HOMERUN	1204685	1455-ITC	436-ITC
(hereinafter, sometimes, the “Additional Vessels”); and
     (9) As a condition for the extension of credit by Mortgagee to Owner for the acquisition of the Additional Vessels, Owner agreed in the Loan Agreement to supplement the Mortgage to include the above-referenced vessels as Vessels subject to the lien of the Mortgage; and
     (10) Owner and Mortgagee desire to supplement and amend the Mortgage to include the Additional Vessels as Vessels subject to and encumbered by the lien of the Mortgage; and
     (11) The execution and delivery of this instrument has been duly authorized, and all conditions and requirements have been satisfied and performed necessary to make this instrument a valid and binding agreement, to effect the supplementation and amendment of the Mortgage as provided herein, and to confirm, affirm, reaffirm, and continue the Mortgage, as previously supplemented and amended, as a valid, binding, and legal preferred fleet mortgage for the security of the Secured Obligations.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner covenants and agrees with Mortgagee as follows:
     (A) The Mortgage is hereby supplemented and amended as follows:
          (1) To provide that in order to secure further the payment and performance of the Secured Obligations, Owner does hereby mortgage to Mortgagee, its successors and assigns, on the terms set out in the Mortgage, as previously supplemented and amended, the whole of the Additional Vessels, together with each Additional Vessel’s engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, navigation and communications equipment, computers, fittings, stores, spare and replacement parts, and all other appurtenances thereto appertaining or belonging, and all inventory and equipment related thereto, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made to such vessel, and all products and proceeds of the foregoing. Owner further hereby confirms, reaffirms, and ratifies the mortgage, lien and security interest in the Original Vessels and in the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4, Supplement No. 5 and Supplement No. 6 Vessels in favor of Mortgagee granted by Owner to Mortgagee under the Mortgage, as previously supplemented and amended, and acknowledges that such mortgage, lien and security interest secures the payment and performance of the Secured Obligations.
          (2) The term “Vessels,” as used in the Mortgage and in this Supplement, shall henceforth mean the Original Vessels, together with the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4, Supplement No. 5 Vessels and Supplement No. 6 Vessels and the Additional Vessels.
          (3) The term “Mortgage” as used in this Supplement and in the Mortgage shall henceforth mean the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement.
     (B) The maximum amount of direct or contingent Obligations that is or may become secured by the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, remains $90,000,000.00, excluding interest, expenses and fees. For the purpose of securing the payment and performance of the Secured Obligations, plus interest, expenses and fees, and performance of Mortgage covenants, Owner has executed and delivered the Mortgage, the previous Supplements and this Supplement in the amount of $90,000,000.00 to be preferred under Chapter 313 of Title 46 of the United States Code. The Mortgage, as previously supplemented and amended, and as further supplemented hereby, covers the whole or a one hundred percent (100%) interest in the Original Vessels, the Supplement No. 1, Supplement No. 2, Supplement No. 3, Supplement No. 4, Supplement No. 5 Vessels and Supplement No. 6 Vessels, and the Additional Vessels. Unless otherwise stated herein, or on a schedule attached to this Supplement, the discharge amount of the Mortgage is the same as the total amount.
     (C) The Mortgage, including all of the covenants and agreements on the part of Owner which are set forth therein or are incorporated therein by reference, and all of the rights, privileges, powers and immunities of Mortgagee which are provided for in the Mortgage, as previously supplemented and amended, are in all respects confirmed, affirmed, reaffirmed and continued.
     (D) All of the covenants and agreements on the part of Owner which are set forth, and all the rights, immunities, powers and the remedies of Mortgagee which are provided for, in the Mortgage, as previously supplemented and amended, are incorporated herein and shall apply to the Vessels and otherwise with the same force and effect as though set forth at length in this Supplement.
     (E) Owner hereby represents and warrants to Mortgagee that:

          (1) Owner is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and is and shall remain a corporation in good standing under the laws of said state;
          (2) Owner is and shall remain a citizen of the United States of America eligible to operate vessels in the coastwise trade within the meaning of 46 U. S. C. ‘50501;
          (3) All corporate action necessarily required by law for the making and delivery of this Supplement has been duly and effectively taken, and Owner is duly authorized to mortgage the Vessels; and
          (4) There has been no default by Owner under any covenant, term or condition of the Loan Agreement, of the Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, or of any other Loan Document.
     (F) This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage, as previously supplemented and amended. Terms which are defined in the Mortgage, as previously supplemented and amended, are used herein with such defined meanings. Mortgagee expressly does not hereby waive the preferred status of the Mortgage. If for any reason this Supplement, or any part hereof, shall be declared invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not be deemed to affect the validity or enforceability of the Secured Obligations or the Mortgage, as previously supplemented and amended, or the remaining portions of this Supplement.
     (G) All the terms, provisions, conditions and covenants herein contained shall be binding upon Owner and on the permitted successors and assigns of Owner, and shall inure to the benefit of Mortgagee and its successors and assigns.
     (H) This Supplement, and the rights and obligations of the parties hereto, shall, for all purposes, be construed in accordance with, and governed by, the laws of the United States, including, without limitation, Chapter 313 of Title 46 of the United States Code, as amended, and to the extent such laws shall not be applicable, then in accordance with the laws of the State of New York as applied to contracts made, executed and performed within the State of New York.
     (I) The Mortgage, as previously supplemented and amended, and as further supplemented and amended by this Supplement, may not be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     (J) This Supplement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Supplement Number 7 to Preferred Fleet Mortgage to be executed as of the day, month and year first above written.

OWNER: RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman/Chief Executive Officer

MORTGAGEE: BOURBON CAPITAL USA, INC.
By:	/s/ Richard D. Childers
	Name:	Richard D. Childers
	Title:	President

EXHIBIT “A”
TO SUPPLEMENT NO. 7
TO PREFERRED FLEET MORTGAGE
BY
RIGDON MARINE CORPORATION, OWNER
TO
BOURBON CAPITAL USA, INC., MORTGAGEE
Original Vessels:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
ORLEANS	1151394	1702-ITC	529-ITC
BOURBON	1156133	1703-ITC	529-ITC
ROYAL	1159200	1702-ITC	529-ITC
CHARTRES	1160318	1703-ITC	529-ITC
IBERVILLE	1163367	1703-ITC	529-ITC
BIENVILLE	1163970	1708-ITC	529-ITC
CONTI	1166313	1708-ITC	529-ITC
ST. LOUIS	1167668	1708-ITC	529-ITC
TOULOUSE	1169977	1708-ITC	529-ITC
ESPLANADE	1173548	1708-ITC	529-ITC
Vessel Added by Previous Supplements:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
FIRST AND TEN	1195773	1455-ITC	436-ITC
DOUBLE EAGLE	1200748	1455-ITC	436-ITC
TRIPLE PLAY	1203989	1455-ITC	436-ITC
GRAND SLAM	1204678	1455-ITC	436-ITC
SLAM DUNK	1204681	1455-ITC	436-ITC
TOUCHDOWN	1204682	1455-ITC	436-ITC
Vessel Added by This Supplement:

VESSEL NAME	OFFICIAL NO.	GROSS TONS	NET TONS
HAT TRICK	1204683	1455-ITC	436-ITC
SLAP SHOT	1204684	1455-ITC	436-ITC
HOME RUN	1204685	1455-ITC	436-ITC